UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant [   ]

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CENTURY CASINOS, INC.
------------------------------------------------
(Name of Registrant as Specified In Its Charter)

-------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTURY CASINOS, INC.
1263 A Lake Plaza Drive
Colorado Springs, CO 80906

NOTICE OF ANNUAL MEETING OF SECURITY HOLDERS

Notice is hereby given that the Annual Meeting of Security Holders of Century Casinos, Inc. (the “Company”), a Delaware corporation, will be convened at 121 Main Street, Third Floor, Central City, Colorado on Tuesday, June 20, 2006, at 10:00 a.m. Mountain Time (18:00hrs Central European Time, 12:00 p.m. Eastern Time), for the following purposes:

1.	To elect two Class III directors to the Board of Directors; and

2.	To transact such other business as may properly come before the meeting in accordance with the Company’s bylaws or any adjournment thereof.

Security holders are cordially invited to attend the meeting in person or by calling +1 877 903 2255 (U.S. TOLL FREE) or +1 303 928 2617 (INTERNATIONAL). When prompted, enter Conference ID: 7935899 followed by the “#” sign.

Subject to space availability, all security holders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee) you will need to bring a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

 Security holders who cannot attend in person should vote by using the enclosed proxy. Please fill in, date, sign and return the enclosed proxy in the enclosed envelope so that your shares may be voted at the meeting. If you attend the meeting, you may revoke your proxy and vote in person. Your vote is important.

By order of the Board of Directors
Erwin Haitzmann
Chairman of the Board

Colorado Springs, CO
April 28, 2006

CENTURY CASINOS, INC.
1263 A Lake Plaza Drive
Colorado Springs, CO 80906

PROXY STATEMENT

Annual Meeting of Security Holders
To Be Held on June 20, 2006

IN GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. to be used at the Annual Meeting of Security Holders to be held on June 20, 2006 at 121 Main Street, Third Floor, Central City, Colorado, United States at 10:00 a.m. Mountain Time (18:00 Central European Time and 12:00 p.m. Eastern Time), for the purposes set forth in the accompanying Notice of Annual Meeting of Security Holders. The enclosed material was mailed on or about May 5, 2006 to security holders of the Company as of April 27, 2006.

All properly executed proxies received at or prior to the Annual Meeting will be voted at the Annual Meeting. If a security holder directs how a proxy is to be voted with respect to the business coming before the Annual Meeting, the proxy will be voted in accordance with the security holder’s directions. If a security holder does not direct how a proxy is to be voted, it will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address or by a subsequently executed proxy. Security holders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals presented in this proxy statement, and in the proxy holder’s discretion for any other matters presented in accordance with the Company’s bylaws to be considered at the Annual Meeting.

The matters to be brought before the Annual Meeting are the election of two Class III directors of the Board of Directors and the transaction of such other business that has been brought forward in accordance with the Company’s bylaws.

Expenses in connection with the solicitation of proxies in regard to the proposals brought forward by the Company and included in this proxy statement will be paid by the Company.

Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone, by email, or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company’s common stock, including beneficial owners who hold the Company's Austrian Depositary Certificates, or ADCs.

VOTING SECURITIES

Only security holders of record at the close of business on April 27, 2006, will be entitled to vote at the Annual Meeting. On that date, there were issued and outstanding 22,380,567 shares of the Company’s $.01 par value common stock, the only class of voting securities of the Company. This number includes 4,745,925 shares of common stock represented by ADCs. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

A majority of the number of the outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Of the votes cast at the Annual Meeting, a vote of the holders of a majority of the common stock present, either in person or by proxy, and entitled to vote, is required to elect each director nominee. In accordance with Delaware law, a security holder entitled to vote for the election of directors can withhold authority to vote for nominees for director.

Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby increasing the number of votes necessary to approve any proposal. The inspectors of election will treat any shares held by brokers or nominees for which the broker or nominee has no discretionary power to vote on a particular matter and for which they have received no instructions from the beneficial owners or persons entitled to vote (“broker non-votes”) as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matters as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters).

All shares of common stock, including shares underlying the ADCs, will vote as a single class. Neither the Company’s Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

SECURITY HOLDER PROPOSALS

If you are a security holder who wishes to present a proposal for inclusion in the proxy statement and form of proxy for consideration at our 2007 Annual Meeting of Security Holders, you must submit your proposals to the attention of our Secretary at our principal executive office so that the proposal is received by us no later than December 29, 2006. In order for a security holder proposal to be properly considered at the 2007 Annual Meeting, our Secretary must have received notice of the proposal no sooner than December 22, 2006 and no later than February 20, 2007. Proposals received by us after February 20, 2007 will be deemed untimely and will not be considered at the 2007 Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes of directors as nearly equal in number as possible. Each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Security Holders after such director’s election. Accordingly, directors of one Class only are elected at each year’s Annual Meeting of Security Holders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified. Presently, the Board consists of five directors comprising the following: (i) two Class I directors, Mr. Eichberg and Dr. Corbaci, whose terms will expire at the 2007 Annual Meeting; (ii) one Class II director, Mr. Hoetzinger, whose term will expire at the 2008 Annual Meeting; and (iii) two Class III directors, Dr. Haitzmann and Mr. Schellmann, who are standing for re-election at the 2006 Annual Meeting.

At the 2006 Annual Meeting, two Class III directors will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominees for Class III directors, Erwin Haitzmann and Gottfried Schellmann. Proxies cannot be voted for a greater number of directors than the number nominated.

Erwin Haitzmann, a nominee for Class III director, is presently a member of the Board of Directors, having served continuously as a director since March 1994. Dr. Haitzmann is also presently serving as Chairman of the Board and Co Chief Executive Officer of the Company. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

Gottfried Schellmann, a nominee for Class III director, is presently a member of the Board of Directors, having served continuously as a director since January 1997. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

The information concerning Dr. Haitzmann and Mr. Schellmann, the nominees for the Class III directors, is set forth below under “Information Concerning Directors and Executive Officers.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Information regarding the Board of Directors and executive officers of the Company as of April 27, 2006 is as follows:

Name	Age	Position Held	Officer or Director Since
Erwin Haitzmann	52	Chairman of the Board & Co Chief Executive Officer	March 1994
Peter Hoetzinger	43	Vice Chairman of the Board, Co Chief Executive Officer & President	March 1994
Robert S. Eichberg	60	Director	January 1997
Gottfried Schellmann	52	Director	January 1997
Dinah Corbaci	51	Director	April 2000
Larry Hannappel	53	Senior Vice President, Secretary & Treasurer	October 1999
Christian Gernert	40	Chief Operating Officer	March 2006
Rich Rabin	59	Chief Operating Officer for North America	August 2004
Ray Sienko	48	Chief Accounting Officer	March 2005

Erwin Haitzmann holds a Doctorate and a Masters degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has over 30 years of casino gaming experience ranging from dealer through various casino management positions. Dr. Haitzmann has been employed full-time by the Company since May 1993.

Peter Hoetzinger received a Masters degree from the University of Linz, Austria, in 1986. He thereafter was employed in several managerial positions in the gaming industry with Austrian casino companies. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

Robert S. Eichberg graduated from Bradley University in 1968 with a B.S. Degree in Accounting and is a Certified Public Accountant. He was employed by the public accounting firm of Deloitte & Touche, LLP from 1974 to 1994, ending his tenure there as Tax Partner. From 1994 to 1996, he served as Tax Partner for the public accounting firm Price Bednar LLP, before joining the public accounting firm of Causey, Demgen & Moore, Inc. in September 1996, where he has been employed since, as shareholder and President.

Gottfried Schellmann graduated from University of Vienna with a law degree and is a certified tax advisor in Austria. After having worked for several firms, including KPMG Germany as tax and accounting manager, he formed Schellmann & Partner in 1993, where he has been employed since, which specializes in tax and accounting work for provinces and municipalities in Austria. He is a member of the International Bar Association. He is also one of the main co-authors, together with certain officers of the Austrian Ministry of Finance, of the Austrian corporate tax code.

Dinah Corbaci holds a Doctorate degree in Law from the University of Salzburg, Austria (1981). One year practice on the Austrian Court in Salzburg was followed by working for the Austrian Association of Realtors in Vienna. In 1984 she joined IBM Austria, where she is responsible as Account Manager for large government customers, with special focus on e-business for large IBM mainframe hardware and e-government solutions. During the last six years of her 22 years of employment at IBM, she has served as eServer Manager where she is responsible for all Austrian governmental customers concerning their strategic hardware development compliance for governmental and legal requirements.

Larry Hannappel graduated from National College, Rapid City, South Dakota (1976) with a B.S. Degree in Accounting. From 1976 to 1979, he was employed by the public accounting firm of Hamma & Nelson. From 1979 to 1994, he served in various financial management capacities in manufacturing and gaming. Mr. Hannappel has been employed full-time by the Company since May 1994. He became Chief Accounting Officer in October 1999, was appointed as Secretary of the Company in March 2000, as Treasurer in June 2001 and as Senior Vice President in March 2005.

Christian Gernert holds a Doctorate and Masters degree in Law from the University of Vienna, Austria, and has more than 20 years of experience in the Austrian and international gaming industries. He started his career with the Austrian Gaming Authority and joined Casinos Austria AG in 1990. From 1997 to 2004, he was an independent business consultant, concentrating on the business development of various publicly traded companies and a charitable gaming organization utilizing sports betting as a funding source. In 2004, Mr. Gernert joined the Company as Managing Director of The Caledon Hotel, Spa & Casino in South Africa. In March 2006, he was appointed Chief Operating Officer for the Company.

Rich Rabin earned undergraduate degrees from Roosevelt University, Chicago, Illinois in Accounting and Finance. He earned his MBA from the University of Wisconsin specializing in Finance. From 1973 until 1999, he was employed in various positions within the hospitality industry. Additionally, he was employed from 1995 to 1999 as the Senior Vice President of Operations, President, and Chief Operating Officer for the Colorado Gaming and Entertainment Company. In 2000, he was employed as a Vice President, Casino Operations for the International Thunderbird Gaming Corp. From 2000 to 2001, he was a consultant for Peak Management, from 2001 to 2002, he was employed as the Senior Vice President, Casino Operations for PDS Gaming, and from 2002 to 2004, he was employed as the Director for The Innovation Group in Las Vegas. In his capacity as Director, Mr. Rabin was responsible for the design and implementation of process improvement programs for clients with special emphasis on casino gaming, hotel and food and beverage operations. He has been employed by the Company since August 2004 as the Chief Operating Officer for North America.

Ray Sienko graduated from St. Joseph’s University in Philadelphia, Pennsylvania (1979) with a B.S. Degree in Accounting, and passed the CPA exam in November 1979. From 1979 to 1981, he was employed by the public accounting firm of Samuel M. Fischer & Co., CPAs. From 1981 to 1985, he was employed by Amerigas, Inc. From 1985 to 2000, he was employed as the Controller for Bayard Sales Corp. Mr. Sienko has been employed by the Company since June 2000 as Controller. He was appointed Chief Accounting Officer in March 2005.

There are no family relationships between or among the Company’s executive officers and directors.

The Company has adopted a Code of Ethics that applies to all directors, officers and employees, including the Co Chief Executive Officers, the Senior Vice President and the Chief Accounting Officer. A complete text of the Code of Ethics is available as Exhibit 14 filed with the Company's Form 10-K for the year ended December 31, 2003.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

The Board of Directors held four meetings during 2005 and on several occasions executed unanimous written consents in lieu of meetings, in accordance with Delaware law. Each director attended at least 75% of the meetings of the Board of Directors, and of each committee on which he or she sits.

The Company’s policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of security holders is to encourage directors to attend, either in person or by teleconference, subject to their availability during that time. In 2005, three members of the board attended the annual meeting.

The Company has an Audit Committee of the Board of Directors, which is comprised of Robert S. Eichberg (Chairman), Gottfried Schellmann and Dinah Corbaci and which is governed by an Amended and Restated Charter and Powers of the Audit Committee (attached to this proxy statement as Exhibit A). The Audit Committee selects and appoints the Company’s independent auditors, reviews the performance of the independent auditors, and approves independent auditor’s fees. The Audit Committee also reviews the independence of such accountants, the Company’s annual and quarterly financial statements and the Company’s system of internal controls. During 2005, the Audit Committee held four meetings.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current composition satisfies the applicable rules and pronouncements of the National Association of Securities Dealers, Inc. and the Securities and Exchange Commission that govern audit committee selection, experience, and composition, including the requirement that audit committee members all be “independent directors” as that term is defined by such rules. The Board of Directors has also determined that Robert S. Eichberg is an “audit committee financial expert” as defined in applicable rules of the Securities and Exchange Commission.

The Compensation Committee of the Board of Directors is comprised of Dinah Corbaci and Gottfried Schellmann. The Compensation Committee sets the compensation to be paid to each of the Company’s executive officers on an annual basis, and periodically sets compensation for the Company’s non-employee directors. During 2005, the Compensation Committee held two meetings.

The Incentive Plan Committee of the Board of Directors is comprised of Gottfried Schellmann and Dinah Corbaci. The Incentive Plan Committee authorizes and approves the issuance of options in accordance with the 2005 Equity Incentive Plan, reviews and makes changes to the Company’s employee benefit plans, including the amount of the Company’s contributions, if any, and otherwise advises on equity compensation matters within the Committee’s expertise. During 2005, the Incentive Plan Committee did not meet.

The Company has no standing nominating committee. All of the directors participate in the consideration of director nominees, but the Company’s nominations must be approved by a majority of the independent directors in order to be presented to the security holders. The board does not have an express policy with regard to the consideration of any director candidates recommended by security holders, because Delaware law permits any security holder to nominate director candidates, and the board believes it can adequately evaluate any such nominees on a case by case basis. The board will consider director candidates proposed in accordance with the procedures set forth under “Security Holder Communications” below, and will evaluate security holder-recommended candidates under the same criteria as internally generated candidates.

The general criteria the Board uses to select nominees are:

•	Such individual’s reputation for integrity, honesty and adherence to high ethical standards;
•	Demonstrated business acumen;
•	Experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company;
•	Willingness and ability to contribute positively to the decision making process of the Company;
•	Commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;
•
Interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include security holders, employees, customers, governmental units, creditors, and the general public;

•	Ability to act in the interest of all stakeholders;
•
Shall not have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all Company’s security holders and to fulfill the responsibilities of a director;

•	Understanding the complexity of diverse international business structures.

It is the Board of Directors’ view, considering the size of the Company and the composition of the Board of Directors, which is comprised of five directors, three of whom are independent, that the Board of Directors can select nominees to the Board meeting these criteria without a separate nominating committee.

SECURITY HOLDER COMMUNICATIONS

Security holders or other interested parties may communicate with the Company’s Board of Directors, any individual director, or members of any board committee. Security holders should send any communications to investor@cnty.com, and identify the intended recipient or recipients. All communications addressed to the Board of Directors or any identified director or directors will be forwarded to the identified person or persons.

In order to nominate candidates for election to the Company’s Board, nominations must be timely received from a security holder of record at the Company’s principal executive office as described above under “Security Holder Proposals”, and must set forth the name, age, business address and residence address of each nominee, the nominees’ principal occupations or employment, the number of shares of the Company’s common stock owned by each nominee, and information required to be disclosed regarding each nominee by applicable laws. The nomination must also state the name and address of the security holder making such nominations, and the number of shares of the Company’s stock owned by such person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 27, 2006, concerning common stock ownership by beneficial owners of five percent or more of the Company’s common stock and the executive officers and directors of the Company. All of the named persons below, other than Thomas Graf, Janus Capital Management LLC, Cortina Asset Management, LLC and William Blair & Company, L.L.C., are officers or directors of the Company. The Company has no knowledge of any arrangement that would at a subsequent date result in a change in control of the Company.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock, $.01 par value	Erwin Haitzmann c/o Century Casinos, Inc. 1263 A Lake Plaza Dr. Colorado Springs, CO 80906	1,488,432 (a)	6.5%
Common Stock, $.01 par value	Peter Hoetzinger c/o Century Casinos, Inc. 1263 A Lake Plaza Dr. Colorado Springs, CO 80906	981,432 (b)	4.3%
Common Stock, $.01 par value	Robert S. Eichberg 1801 California St. Ste. 4650 Denver, CO 80202	61,000 (c)	*
Common Stock, $.01 par value	Gottfried Schellmann Riemerschmidg 30 2340 Maria Enzersdorf, Austria/Europe	81,200 (c)	*
Common Stock, $.01 par value	Dinah Corbaci Blechturmgasse 28/31 1040 Vienna Austria/ Europe	31,000 (d)	*
Common Stock, $.01 par value	Larry Hannappel c/o Century Casinos, Inc. 1263 A Lake Plaza Dr. Colorado Springs, CO 80906	50,750 (e)	*
Common Stock, $.01 par value	Ray Sienko c/o Century Casinos, Inc. 1263 A Lake Plaza Drive Colorado Springs, CO 80906	11,500 (f)	*
Common Stock, $.01 par value	Christian Gernert c/o Century Casinos, Inc. 1263 A Lake Plaza Drive Colorado Springs, CO 80906	7,500 (g)	*
Common Stock, $.01 par value	All Executive Officers and Directors as a Group (eight persons)	2,712,814	11.6%
Common Stock, $.01 par value	Thomas Graf Liechtensteinstrasse 54 A-2344 Maria Enzersdorf Austria/Europe	2,144,300 (h)	9.6%
Common Stock, $.01 par value	Janus Capital Management LLC 100 Fillmore Street, 2nd Floor Denver, CO 80206	1,663,235 (i)	7.4%
Common Stock, $.01 par value	Cortina Asset Management, LLC 330 East Kilborn Avenue Suite 850 Milwaukee, WI 53202	1,186,340 (j)	5.3%
Common Stock, $.01 par value	William Blair & Company, L.L.C. 222 W. Adams Chicago, IL 60606	1,164,369 (k)	5.2%

(a)	Includes non-statutory stock options for 350,000 shares exercisable at $0.75 per share and 188,432 shares exercisable at $2.93 per share, indirectly owned and held by The Haitzmann Family Foundation.

(b)	Includes non-statutory stock options for 250,000 shares exercisable at $0.75 per share and 188,432 shares exercisable at $2.93 per share, indirectly owned and held by The Hoetzinger Family Foundation.

(c)	Includes an option for 10,000 shares exercisable at $2.12 per share and an option for 6,000 shares exercisable at $3.26 per share.

(d)	Includes an option for 6,000 shares exercisable at $3.26 per share.

(e)	Includes an option for 10,000 shares exercisable at $.75 per share, an option for 7,500 shares exercisable at $1.50 per share and an option for 8,250 shares exercisable at $2.93 per share.

(f)	Includes an option for 10,000 shares exercisable at $1.75 per share and an option for 1,500 shares exercisable at $2.93 per share.

(g)	Includes an option for 7,500 shares exercisable at $2.93 per share.

In November 2005, in accordance with the 2005 Equity Incentive Plan, options to purchase 25,000 shares of common stock of the Company at the price of $7.68 per share were granted to Dr. Gernert. These shares are not included in the number of shares beneficially owned as these options are not exercisable within 60 days of April 27, 2006.

(h)	As reported on Form 4 filed with the Securities and Exchange Commission on December 15, 2004.

(i)	As reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006.

(j)	As reported on Schedule 13G filed with the Securities and Exchange Commission on February 8, 2006.

(k)	As reported on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006.

* Less than 1%.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth executive compensation during 2005, 2004 and 2003 to the Company’s Co Chief Executive Officers and to each other executive officer who received greater than $100,000 in compensation in 2005.

					Awards		Payouts
Name & Principal Position	Year	Salary (a) ($)	Bonus (b) ($)	Other Annual/ Compensation (c) ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation (d) ($)
Erwin Haitzmann	2005	303,866	236,149
Chairman of the Board	2004	199,703	341,690			628,105
and Co Chief Executive Officer	2003	180,737	262,390

Peter Hoetzinger	2005	303,866	236,149
Vice Chairman of the Board,	2004	199,703	341,690			628,105
Co Chief Executive Officer	2003	191,357	251,800
and President

Larry Hannappel	2005	120,507	40,000					1,800
Senior Vice President	2004	80,507	80,000			27,500		1,200
Secretary & Treasurer	2003	80,507	60,000					1,200

Rich Rabin	2005	150,507						2,250
Chief Operating Officer -	2004	61,240		21,336
North America

Ray Sienko	2005	95,221	15,000					1,178
Chief Accounting Officer

(a)
Dr. Haitzmann’s salaries for 2005 and 2004 include $216,996 and $120,000 paid, respectively, to Flyfish Casino Consulting AG for the benefit of Dr. Haitzmann’s Family Foundation. Mr. Hoetzinger’s salaries for 2005 and 2004 include $216,996 and $120,000 paid, respectively, to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger’s Family Foundation. These payments are made pursuant to separate management agreements with the Company (see “Executive Employment Agreements”).

(b)
Dr. Haitzmann’s bonuses for 2005 and 2004 were paid to Flyfish Casino Consulting AG for the benefit of Dr. Haitzmann’s Family Foundation. Mr. Hoetzinger’s bonuses for 2005 and 2004 were paid to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger’s Family Foundation.

(c)	Other annual compensation for Mr. Rabin in 2004 includes relocation costs of $21,336.

(d)	Consists solely of matching contributions made by the Company to the 401(k) Savings and Retirement Plan.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth the aggregate options exercised and held by certain executive officers of the Company.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Options at December 31, 2005 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2005 Exercisable/ Unexercisable (e)
Erwin Haitzmann	950,000	$5,614,500 (a)	412,811 / 565,294 (c)	$3,103,639 / 3,205,217
Peter Hoetzinger	543,000	$3,209,130 (a)	312,811 / 565,294 (d)	$2,318,639 / 3,205,217
Larry Hannappel	20,000	$115,250 (b)	20,250 / 24,750	$147,342 / 140,332
Ray Sienko	-	-	10,500 / 4,500	$71,335 / 25,515

(a)	Based on the closing price ($7.41) of the Company’s common stock on the NASDAQ Capital Market on August 5, 2005, the date that options were exercised.

(b)	Based on the closing price ($7.45) of the Company’s common stock on the NASDAQ Capital Market on January 11, 2005, the date that options were exercised.

(c)	All options are held by The Haitzmann Family Foundation. (See Certain Relationships and Related Transactions.)

(d)	All options are held by The Hoetzinger Family Foundation. (See Certain Relationships and Related Transactions.)

(e)	Based on the closing price ($8.60) of the Company’s common stock on the NASDAQ Capital Market on December 30, 2005.

DIRECTOR COMPENSATION

Directors who are full-time employees of the Company receive no compensation for their services as directors. Messrs. Eichberg and Schellmann and Dr. Corbaci, the outside directors of the Company, are being compensated for their services as follows:

(a)
Compensation, Reimbursement - Each outside director receives $1,000 per board or committee meeting attended (and per gaming application completed). In addition, Mr. Eichberg receives $10,000 per year for his work as Chairman of the Audit Committee. Dr. Corbaci and Mr. Schellmann each receive $3,000 per year for their work as members of the Audit Committee, the Compensation Committee and the Incentive Plan Committee.

(b)	Amounts paid in 2005:

Mr. Eichberg	$18,000
Dr. Corbaci	$15,000
Mr. Schellmann	$15,000

Equity Compensation Plans

The following table provides the information as of December 31, 2005 relating to securities authorized for issuance under equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities underlying outstanding options, warrants and rights)
Equity compensation plans approved by security holders	2,066,210	$2.36	1,965,000
Equity compensation plans not approved by security holders	-	-	-
Total	2,066,210	$2.36	1,965,000

An Employees’ Equity Incentive Plan (the “EEIP”) which expired in April 2004 continues to be administered for previously issued and outstanding options. Security holders approved a new equity incentive plan (the “2005 Plan”) at the 2005 annual meeting. The 2005 Plan provides for the grant of awards to eligible individuals in the form of stock, restricted stock, stock options, performance units or other stock-based awards, all as defined in the 2005 Plan. The 2005 Plan provides for the issuance of up to 2,000,000 shares of common stock to eligible individuals through the various forms of awards permitted. The 2005 Plan limits the number of options that can be awarded to an individual to 200,000 per year. Stock options may not be issued at an option price lower than fair market value at the date of grant. All stock options must have an exercise period not to exceed ten years. Through December 31, 2005, only incentive stock option awards, for which the option price may not be less than fair market value at the date of grant, or non-statutory options, which may be granted at any option price (as permitted under the EEIP), have been granted under the EEIP and 2005 Plan. Options granted to date have one-year, two-year or four-year vesting periods. The Company’s Incentive Plan Committee has the power and discretion to, among other things, prescribe the terms and conditions for the exercise of, or modification of, any outstanding awards in the event of a merger, acquisition or any other form of acquisition other than a reorganization of the Company under United States Bankruptcy Code or liquidation of the Company. Both plans also allow limited transferability of any non-statutory stock options to legal entities that are 100% owned or controlled by the optionee or to the optionee’s family trust. As of December 31, 2005, there were 2,066,210 options outstanding, of which 2,031,210 options were issued under the EEIP and 35,000 options were issued under the 2005 Plan.

EXECUTIVE EMPLOYMENT AGREEMENTS

On October 12, 2001, the Company entered into separate Employment Agreements with Dr. Haitzmann and Mr. Hoetzinger. The agreements were amended February 18, 2003 to extend the dates of employment to December 31, 2008 and to specify the duties of Dr. Haitzmann and Mr. Hoetzinger. Additionally, the agreements were amended February 3, 2005 to reassign the employment agreements to a wholly owned foreign subsidiary of the Company and to include changes to the employees’ salary and termination clauses.

As compensation for the services rendered by the employees for the Company, the employees shall be paid not less than €70,000 (Euro seventy thousand) (approximately $82,884 U.S. dollars at December 31, 2005) in base salary, plus annual increases and bonuses, and such other incentives, benefits, insurance policies and compensation as may have been and may be awarded to them from time to time by the Compensation Committee of the Board of Directors. The Compensation Committee is required to review the salaries on an annual basis. The Company shall either provide the employees with, or shall reimburse them for, all reasonable expenses incurred in connection with the performance of their duties as executives for the Company, in substantially at least the same form and fashion as it has done during the twelve months preceding the date of the agreements. The employees are also each entitled to the use of a car provided to them and paid for by the Company for business and private purposes.

The agreements provide that in the event of termination “without cause” by the Company, that they shall be paid their base salary then in effect (including bonuses, if any) for a period of three years from the date on which the employee receives written notice of termination regardless of whether the term of the employee agreement ends prior to such time. They must continue to make themselves available to, and shall cooperate with the Company, as may be reasonably required to assist the Company during a six-month transition period following termination of the agreement without cause.

In addition to the employment agreements, as amended, that the Company has with Dr. Haitzmann and Mr. Hoetzinger, the Company is party to separate management agreements with Flyfish Casino Consulting AG, a Swiss corporation, to secure the services of Dr. Haitzmann, and with Focus Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Hoetzinger, to provide executive casino management services to the Company through December 31, 2010, and for five year renewable periods thereafter, unless sooner terminated by them or by the Company.

Effective January 1, 2005, the management agreements provide for an annual base management fee of $216,996 each for Dr. Haitzmann and Mr. Hoetzinger, plus such annual increases and bonuses, and such other incentives, benefits and compensation as may be awarded to them, respectively, by the Compensation Committee of the Board of Directors of the Company. Payments to each of these management companies are included in the Executive Compensation Table.

Each of the management fees will be reviewed annually by the Compensation Committee. The management agreements further provide for termination payments to be made for a period of six (6) months if the management agreement is terminated by the Company without cause, or for a payment of three times the management company’s annual fee and average bonus if the termination occurs (a) after a Change of Control of the Company, or (b) by the management company, for cause.

The Company entered into an employment agreement with Mr. Larry Hannappel effective January 1, 2005, pursuant to which the Company will pay to Mr. Hannappel a yearly salary of $120,000. Mr. Hannappel is eligible to receive a yearly bonus of up to $56,000, based upon satisfactorily reaching various budget, financial and other criteria that are established for each calendar year plus benefits as defined until terminated. Mr. Hannappel received a $40,000 bonus in 2005. The bonus amount can be reviewed by the Company annually, and the Compensation Committee is required to review Mr. Hannappel’s salary on an annual basis.

The Company either provides Mr. Hannappel with, or shall reimburse him for, all reasonable expenses incurred in connection with the performance of his duties as an executive for the Company.

The Company may terminate Mr. Hannappel’s employment at any time without cause. If the Company terminates his employment without cause, Mr. Hannappel will receive all earned base salary through the last day of his employment, plus a severance amount equal to six months of his base salary and a payment equal to 50% of the bonus received for the year preceding his termination and his medical/hospitalization insurance will be continued for a period of six months. A noncompete and nonsolicitation period will end six months after the last day of employment. If Mr. Hannappel is terminated for cause, he will receive his base salary only through the last day of his employment and the noncompete and nonsolicitation period will end on the first anniversary of the last day of his employment. If he is terminated within three years from a change of control (as defined in the agreement), the Company will pay him a severance amount equal to 12 months of his base salary, he will receive a payment equal to the bonus received for the year preceding his termination, and all stock options and other awards granted to him under the Company’s equity compensation plans will vest immediately.

The Company entered into a two year employment agreement, extendable for six-month periods after the original term, with Mr. Richard S. Rabin on July 19, 2004, pursuant to which the Company pays Mr. Rabin a yearly salary of $150,000. The agreement will expire on July 19, 2006 and will not be renewed.

The Company will reimburse all reasonable expenses incurred by Mr. Rabin on behalf of the Company in connection with Mr. Rabin’s performance of duties under the agreement.

Subject to the approval of the relevant Committees of the Company’s Board of Directors, Mr. Rabin shall be granted 25,000 options, of which 10% of this number shall vest at the time of such grant, with 20% of this number vesting one year later, 30% one year after that and 40% in the year subsequent to that. Further, Mr. Rabin shall receive another 25,000 options on the date of the first contract extension, if any. The strike price and vesting of these options will be in accordance with the 2005 Plan and subject to the Incentive Plan Committee’s discretion.

The Company may terminate Mr. Rabin’s employment at any time, without cause. If the Company terminates his employment without cause, he will continue to receive his base salary for the remaining term of the agreement unless he secures other employment, he will receive a payment equal to 50% of the bonus received for the year preceding his termination, and his medical/hospitalization insurance will be continued for the remaining term of the agreement. A noncompete and nonsolicitation period will end six months after the last day of employment. If Mr. Rabin is terminated for cause, he will receive his base salary only through the last day of his employment, and the noncompete and nonsolicitation period will end on the first anniversary of the last day of his employment.

The Company entered into an employment agreement with Mr. Ray Sienko effective March 15, 2005, pursuant to which the Company will pay to Mr. Sienko a yearly salary of $100,000. Mr. Sienko shall be eligible to receive a yearly bonus of up to $15,000, based upon satisfactorily reaching various budget, financial and other criteria that are established for each calendar year plus benefits as defined until terminated. Mr. Sienko received a $15,000 bonus is 2005. The bonus amount can be reviewed by the Company annually, and the Compensation Committee is required to review Mr. Sienko’s salary on an annual basis.

The Company shall continue to either provide Mr. Sienko with, or shall reimburse him for, all reasonable expenses incurred in connection with the performance of his duties as an executive for the Company.

The Company may terminate Mr. Sienko’s employment at any time, without cause. If the Company terminates Mr. Sienko’s employment without cause, he will receive all earned base salary through the last day of his employment, plus a severance amount equal to six months of his base salary and a payment equal to 50% of the bonus received for the year preceding his termination and his medical/hospitalization insurance will be continued for a period of six months. A noncompete and nonsolicitation period will end six months after the last day of employment. If Mr. Sienko is terminated for cause, he will receive his base salary only through the last day of his employment and the noncompete and nonsolicitation period will end on the first anniversary of the last day of his employment.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. SEC rules also require the Company’s directors, officers and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge (based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2005), all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

STOCK PRICE PERFORMANCE

    The following graph illustrates the cumulative shareholder return of our common stock during the period beginning December 29, 2000 through December 30, 2005, and compares it to the cumulative total return on the NASDAQ Capital Market and the Dow Jones Gambling Index. The table is not intended to forecast future performance of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Both Dr. Haitzmann and Mr. Hoetzinger are Austrian citizens, and have established Austrian trusts, The Haitzmann Family Foundation and The Hoetzinger Family Foundation, respectively, to hold a certain portion of their interests in the Company. See "Security Ownership of Certain Beneficial Owners and Management."

Dr. Haitzmann, Mr. Hoetzinger and their respective family trusts collectively own 3.5% of the outstanding share of common stock of Century Resorts Ltd. (“CRL”), a subsidiary of the Company that owns the Company's South African interests and provides technical casino services to the Company's South African subsidiaries.

This committee report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

The Compensation Committee has responsibility to: (i) develop guidelines and review the compensation and performance of executive officers of the Company, review and approve corporate goals relevant to the compensation of executive officers in light of Company goals and objectives, set the Co Chief Executive Officers’ and other executive officers’ compensation based on this evaluation, and produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable laws, rules and regulations; (ii) make recommendations to the Equity Incentive Plan Committee with respect to incentive-compensation plans and equity-based plans; (iii) develop plans for management succession of the Company; (iv) review major organizational and staffing matters; (v) review director compensation levels and practices, and recommend, from time to time changes in such compensation levels and practices to the Board; (vi) annually review and reassess the adequacy of the Compensation Committee Charter and recommend any proposed changes to the Board for approval; (vii) annually review the Committee’s own performance; and (viii) perform any other activities consistent with the Compensation Committee Charter, the Company’s Bylaws and applicable laws, rules and regulations the Committee or the Board deem appropriate.

Executive Officer Compensation Policies

The Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company’s performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.

The Committee relies in large part on independent compensation studies for the determination of competitive compensation.

In 2004, an independent compensation review was utilized to assist in the determination of executive compensation. We continue to rely on this review for our compensation policies.

In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses, and long-term incentive compensation in the form of stock options or other equity-based incentives.

Compensation for Dr. Haitzmann and Mr. Hoetzinger is paid in part to them personally in accordance with an employment agreement and in part as management fees to Flyfish Casino Consulting AG and Focus Casino Consulting AG, in accordance with a management agreement. In addition, executive officers may participate in benefit plans, including medical, dental and 401(k), that are available generally to the Company’s employees.

Base Salary

The Company has developed a straightforward compensation approach. Base salary levels for the Company’s executive officers are generally set significantly below, slightly below or at the market level in relation to the salary levels of executive officers in other companies within the gaming industry, taking into consideration the Company’s as well as the position's complexity, responsibility and need for special expertise. For each individual executive, in reviewing salaries, the Compensation Committee also takes into account individual experience, performance and personal commitment. In establishing the salary levels against the range of comparable companies, the Compensation Committee considers salaries and bonuses in determining the competitiveness of the total compensation package. The Compensation Committee believes that the base salaries of the Co Chief Executive Officers, i.e. Dr. Haitzmann and Mr. Hoetzinger, have been set significantly below the market level. The salaries of other executive officers were either at or slightly below the market level.

Annual Incentive Compensation

The Compensation Committee reviews and approves all bonus payments made to the Company’s executive officers. Payment of bonuses is determined by both corporate and individual performance criteria. In 2005, the bonuses for executive officers were based mainly on the successful offering of ADCs on the Vienna Stock Exchange and an increase in net earnings of 39.6% at our South African casino, offset by a 7.5% reduction in earnings attributable to our Cripple Creek casino. We did not include the impact of incremental costs associated with the compliance of the Sarbanes-Oxley Act of 2002, nor the costs associated with the development of our new facilities in Edmonton, Alberta, Canada and Central City, Colorado for our 2005 bonus determination.

Long-term Incentive Compensation

The Company provides long-term incentive compensation through its 2005 Equity Incentive Plan. The exercise price of each option grant is equal to the fair market value of the Company's common stock on the date of grant. The number of shares covered by any grant is generally determined by the position, the executive officer's salary at the time of grant, amounts granted in previous years, and the then current stock price. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance. In 2005, no stock option grants were made to our named executive officers under the incentive compensation plan. The Compensation Committee decides on at least an annual basis whether or not to issue option grants to the executive officers.

Certain Tax Considerations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid for any taxable year to any "covered employee" (defined as the Chief Executive Officer and the corporation's other four most highly compensated officers as of the end of a taxable year). However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The 2005 Equity Incentive Plan is structured to qualify awards as performance-based compensation that is exempt from the $1 million deduction limit. In 2005, stock options granted in 1995 to Dr. Haitzmann and Mr. Hoetzinger under the Employees’ Equity Incentive Plan were exercised that exceeded the $1 million deduction limit.

Compensation Committee:

Dinah Corbaci
Gottfried Schellmann

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act or the Exchange Act, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

In accordance with its written charter adopted by the Board of Directors, a copy of which is attached to the Proxy Statement as Exhibit A, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

Management has primary responsibility for the financial reporting process, including the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Management also has responsibility for establishing and maintaining the Company’s system of internal controls over financial reporting, and assessing the effectiveness of those controls annually, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The independent auditors are responsible for auditing the Company’s financial statements and management’s conclusion that the Company’s internal control structure was effective as of December 31, 2005. The Audit Committee’s responsibility is to monitor and review these processes. It is not the duty of the Audit Committee to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on the information provided to it and on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America. The Committee has also relied on the representations of the independent auditors included in their report on the Company’s financial statements.

The Audit Committee has reviewed and discussed with the Company’s management the audited consolidated financial statements of the Company for the year ended December 31, 2005. The Committee discussed with Grant Thornton LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), which included a discussion of the quality and adequacy of the Company’s internal controls.

The Committee has received the written disclosures and the letter from Grant Thornton LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton LLP, its independence.

Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on March 10, 2006.

      The Audit Committee annually selects the Company’s independent accountants and auditors, and has selected Grant Thornton LLP to serve in this capacity for 2006.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition (three independent directors) satisfies the applicable rules and pronouncements of the National Association of Securities Dealers, Inc. and the Securities and Exchange Commission governing audit committee selection, experience, and composition, including the requirement that audit committee members all be “independent directors” as that term is defined by such rules.

Audit Committee:

Robert S. Eichberg, Chairman
Gottfried Schellmann
Dinah Corbaci

INDEPENDENT ACCOUNTANTS

Grant Thornton LLP was the Company’s independent public accounting firm for the fiscal year ended December 31, 2005. The Audit Committee has selected Grant Thornton LLP to be the Company’s independent accountants for the fiscal year ending December 31, 2006. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting either in person or via telephone to respond to appropriate questions, and will have an opportunity to make a statement if the representative desires to do so.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees billed to the Company for the years ended December 31, 2005 and 2004, by Grant Thornton LLP:

Fee Category	Year Ended December 31,
	2005	2004
Audit Fees (1)	$665,551	$316,925
Audit Related Fees (2)	-	12,123
Tax Fees (3)	78,500	18,625
All Other Fees	-	-
Total	$744,051	$347,673

1)
Audit fees consist of fees incurred for professional services rendered for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K, attestation work required by Section 404 of the Sarbanes-Oxley Act of 2002 in order to issue an opinion on management’s assessment of the effectiveness of internal controls over financial reporting, reviews of the interim consolidated financial statements included in quarterly reports on Form 10-Q and consents for filings with the SEC. In 2005, this category includes fees relating to our public offering and listing of ADCs on the Vienna Stock Exchange.

2)
Audit related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and other required regulatory filings.

3)
Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. In 2005, this category includes fees paid to Grant Thornton LLP relating to the audit of our 2003 US tax return by the United States Internal Revenue Service.

The amounts shown above include out-of-pocket expenses incurred by Grant Thornton LLP. Fees of $439,743 had been billed through December 31, 2005, and the remaining $304,308 was billed subsequent to December 31, 2005.

The Audit Committee of the Board of Directors concluded Grant Thornton LLP's provision of the services generating all other fees is compatible with maintaining Grant Thornton LLP's independence.

The Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent auditors (subject to the de minimis exception for non-audit services contained in Section 10A (i)(1)(B) of the Exchange Act), all as required by applicable laws or listing standards.

The independent auditors and the Company’s management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

On January 27, 2005, the Company appointed Grant Thornton LLP as the principal independent accountant for its subsidiary Century Casinos Africa (Proprietary) Limited ("Century Africa"), replacing PricewaterhouseCoopers Inc., which was the previous auditor for Century Africa. Grant Thornton LLP, which continues to be the principal independent accountant for the Company, relied in past years on the reports of PricewaterhouseCoopers Inc. regarding Century Casinos Africa, a significant subsidiary of the Company. PricewaterhouseCoopers Inc. was dismissed on January 27, 2005. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors and by the Board of Directors.

The report of PricewaterhouseCoopers Inc. on the financial statements for the fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal year ended December 31, 2003, and through January 27, 2005, there were no disagreements with PricewaterhouseCoopers Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers Inc., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the financial statements for such year.

In connection with reporting the dismissal of PricewaterhouseCoopers Inc. on a Current Report on Form 8-K filed with the SEC on February 2, 2005, the Company requested that PricewaterhouseCoopers Inc. furnish it with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers Inc. agreed with the statements made in the Form 8-K. A copy of such letter, dated February 2, 2005, was filed as an Exhibit to the Form 8-K.

Exhibit A
CENTURY CASINOS, INC.

AMENDED AND RESTATED CHARTER AND POWERS
OF THE AUDIT COMMITTEE
20 MARCH 2006

The Audit Committee of the Board of Directors (the "Audit Committee") is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management and the Board of Directors have established, and the audit process.

The membership of the Audit Committee shall consist of at least three members of the Board of Directors, each of whom shall be independent, and who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee Chairman shall be designated by the full Board of Directors.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be designed to best react to changing conditions and to ensure to the directors and shareholders that corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

RESOLVED, that the charter and powers of the Audit Committee shall be:

1.	Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

2.	Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company.

3.	Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy.

4.	Overseeing the Company’s independent accountants’ qualifications, independence and performance.

RESOLVED, that the Audit Committee shall have the following specific powers and duties:

1.	Reviewing, selecting, and engaging the independent accountants to audit the financial statements of the Company and its subsidiaries.

2.	Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants.

3.	Creating an agenda for the ensuing year.

4.
Reviewing, pre-approving, and overseeing any engagement by the Company of the Company’s independent accountants for permissible audit-related and non-audit related work, in accordance with applicable law. The Audit Committee may delegate its authority to pre-approve services to one or more Audit Committee members, provided that these designees present any approvals to the full Audit Committee at the next Audit Committee meeting.

5.	Reviewing and approving the fees and terms of compensation paid to the Company’s independent accountants.

6.
Conferring with the independent accountants concerning the scope of their examination of the books and records of the Company and its subsidiaries; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

7.	Reviewing with management and the independent accountants significant risks and exposures, audit activities and significant audit findings.

8.
Reviewing the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.

9.	Reviewing the adequacy of the Company's systems of internal control and disclosure controls and procedures.

10.
Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient.

11.	Providing an independent, direct communication between the Board of Directors and independent accountants.

12.	Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment.

13.
Reviewing with appropriate Company personnel the actions taken to ensure compliance with all applicable gaming rules and regulations and the results of confirmations and violations of such rules and regulations.

14.	Reviewing the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

15.	Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee and preparing the annual Audit Committee report for the Company’s proxy statement.

16.	Maintaining minutes or other records of meetings and activities of the Audit Committee.

17.	Reviewing the charter and powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities.

18.
Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The Audit Committee shall also adopt a procedure for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters, which must include a means for employees to submit confidential, anonymous complaints regarding questionable accounting or auditing matters.

19.	Reviewing compliance with, and authorize waivers from any provisions of, the Company’s Code of Business Conduct and Ethics.

20.
Considering such other matters in relation to the financial affairs of the Company and its accountants and in relation to the external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

21.	Assuring regular rotation of the audit partner, as required by law.

22.	Receiving communications required by Industry Standards Board Statement No. 1; reviewing relationship to ensure auditor independence.

23.	Reviewing disclosures in Form 10-K, 10-Q and Proxy Statements.

24.	Reviewing transactions between the Company and related parties for actual or apparent conflicts of interest.

25.
Evaluating the independent accountants’ qualifications, performance and independence, including a presentation of its conclusions with respect to the independent accountants to the full Board on at least an annual basis. As part of such evaluation, at least annually, the Audit Committee shall:

•	obtain and review a report or reports from the Company’s independent accountants:

o	describing the independent accountants’ internal quality-control procedures.

o
describing any material issues raised by (i) the most recent internal quality-control review or peer review of the firm, or (ii) any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

•	review and evaluate the senior members of the independent accountants teams(s), particularly the partners on the audit engagement teams;

•	consider whether the independent accountants should be rotated, so as to assure continuing auditor independence; and

•	obtain the opinion of management of the independent accountants’ performance.

26.	The Audit Committee shall establish policies for the Company’s hiring of current or former employees of the independent accountants consistent with applicable laws and regulations.

27.
Reviewing off-balance sheet transactions and structures and the Company’s practices with respect to non-GAAP financial information in its public disclosures; discuss risk assessment and risk management with management regarding the Company’s major financial risk exposures and the steps that have been taken to monitor and control such exposures.

/s/ Erwin Haitzmann                /s/ Peter Hoetzinger
Erwin Haitzmann         Peter Hoetzinger
Chairman of the Board          Vice Chairman of the Board

/s/ Gottfried Schellmann             /s/ Robert Eichberg
Gottfried Schellmann        Robert Eichberg
Director             Director

/s/ Dinah Corbaci
Dinah Corbaci
Director

CENTURY CASINOS
1263 A LAKE PLAZA DR.
COLORADO SPRINGS, CO 80906

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CENTURY CASINOS, INC.

Vote on Directors

(1) To elect two Class III Directors to the Board of Directors:
(The Board of Directors recommend a vote for election of the following nominees)

ERWIN HAITZMANN
GOTTFRIED SCHELLMANN

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Vote on Proposal

	For	Against
(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY PROXY

CENTURY CASINOS, INC.

This Proxy is Solicited by the Board of Directors

The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Tuesday, June 20, 2006, at 121 Main Street, Third Floor, Central City, Colorado, United States and hereby appoints Erwin Haitzmann, Peter Hoetzinger or Larry Hannappel, or any of them individually, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as designated on the reverse side.

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the nominees in Proposal 1.

(Continued and to be signed on reverse side)